Exhibit 10.29

[Execution Copy]

AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT

AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT, dated March 15, 2004, between SEACOR SMIT Inc., (the “Borrower”), (2) the banks and financial institutions whose names and addresses are set out in Schedule A to the Revolving Credit Facility Agreement, as defined below (together with any assignee pursuant to Section 11, collectively, the “Lenders”, each a “Lender”), (3) FLEET NATIONAL BANK, a national banking association, as syndication agent (the “Syndication Agent”), (4) DNB NOR BANK ASA (fomerly den Norske Bank ASA), a bank incorporated under the laws of the Kingdom of Norway, acting through its New York branch, with offices at 200 Park Avenue, New York, New York, as administrative agent (the “Administrative Agent”), (5) NORDEA, a Finnish banking corporation, acting through Nordea Bank Finland Plc, New York Branch, as documentation agent (the “Documentation Agent”), and (6) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a bank incorporated under the laws of Scotland, as Co-Agent (the “Co-Agent” and together with the Syndication Agent, the Administrative Agent and the Documentation Agent, the “Agents”).

                WHEREAS, the Borrower, Lenders and Agents entered into a Revolving Credit Facility Agreement, dated February 5, 2002 (the “Revolving Credit Facility Agreement”) to provide to Borrower a revolving credit facility in the amount of $200,000,000;

                WHEREAS, SEACOR Holdings Inc., a Delaware corporation and wholly-owned subsidiary of the Borrower, will merge with and into the Borrower pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”) for the sole purpose of changing the Borrower’s corporate name to SEACOR Holdings Inc. as permitted by Section 253(b) of the DGCL; and

                WHEREAS, the Borrower, the Lenders and the Agents now desire to amend the Revolving Credit Facility Agreement solely to reflect the change in corporate name of the Borrower.

                NOW, THEREFORE, the parties hereto, in consideration of the premises and their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, covenant and agree as follow:

ARTICLE 1

AMENDMENTS

1.1           Amendments.        The Revolving Credit Facility Agreement is hereby amended in the following respect:

(a)           In each place where the name “SEACOR SMIT Inc.” appears in the Revolving Credit Facility Agreement, the name “SEACOR Holdings Inc.” shall be substituted in place thereof.

ARTICLE 2

MISCELLANEOUS

2.1           Counterparts.  This Amendment to Revolving Credit Facility Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

2.2           Governing Law.  THIS AMENDMENT TO REVOLVING CREDIT FACILITY AGREEMENT SHALL BE INTERPRETED, CONSTRUED, ENFORCED AND ADMINISTERED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS (AND NOT THE CHOICE OF LAW RULES) OF THE STATE OF NEW YORK.

2.3           Confirmation.  This Amendment to Revolving Credit Facility Agreement and the Revolving Credit Facility Agreement shall henceforth be read together.  Except as expressly set forth herein, the Revolving Credit Facility Agreement shall remain unchanged and is in all respect confirmed and preserved.

2.4           Terms Defined.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Revolving Credit Facility Agreement.

2.5           Severability.  The invalidity, illegality or unenforceability of any provision of this Amendment to Revolving Credit Facility Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

2.6           Facsimile Signatures.  The exchange of copies of this Amendment to Revolving Credit Facility Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery hereof as to the parties and may be used in lieu of the original document for all purposes.  Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

2.7           Headings.  The headings contained in this Amendment to Revolving Credit Facility Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, each of the parties have caused this Amendment to Revolving Credit Facility Agreement to be executed by a duly authorized officer as of the day and year first written above.

SEACOR SMIT Inc. as Borrower

By:	/s/ Randall Blank
Name: Randall Blank
Title: Executive Vice President and Chief Financial Officer

DNB NOR BANK ASA,		FLEET NATIONAL BANK,
as Administrative Agent, Joint Lead		as Syndication Agent and Lender
Arranger and Lender

By:	/s/ Nikolai A. Nachamkin	By:	/s/ Katherine A. Brand
Name: Nikolai A. Nachamkin		Name: Katherine A. Brand
Title: First Vice President		Title: Director

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND as Co-Agent and Lender		NORDEA, acting through Nordea Bank Finland Plc, New York Branch as Documentation Agent, Joint Lead Arranger and Lender

By:	/s/ M.J. Strevens	By:	/s/ Hans Chr. Kjelsrud
Name: M.J. Strevens		Name: Hans Chr. Kjelsrud
Title: Associate Director		Title: Senior Vice President

		By:	/s/ Anne Engen
Name: Anne Engen
Title: Vice President

HSH NORDBANK AG (formerly Hamburgische Landesbank), as Lender		BANK ONE NA, as Lender

By:	/s/ Urbaniak Radtke	By:	/s/ Dianne L. Russell
Name: Urbaniak Radtke		Name: Dianne L. Russell
Title: Vice President		Title: Director

WHITNEY NATIONAL BANK, as Lender

By:	/s/ David Leeds Eustis
Name: David Leeds Eustis
Title: Sr. Vice President

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